UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2026

Stone Point Credit Income Fund

(Exact Name of Registrant as Specified in its Charter)

delaware	814-01783	99-6894706
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

20 Horseneck Lane

Greenwich, Connecticut 06830

(Address of Principal Executive Offices, Zip Code)

(203) 862-2900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01.	Entry into a Material Definitive Agreement.

ABL Credit Facility

On July 17, 2026, SPCIF Funding I LLC, a Delaware limited liability company (the “SPV”) and a wholly owned subsidiary of Stone Point Credit Income Fund, a Delaware statutory trust (the “Fund”), entered into an amended and restated loan and security agreement to its senior secured credit facility (the “ABL Credit Facility”) with JPMorgan Chase Bank, National Association (“JPM”). JPM serves as administrative agent, The Bank of New York Mellon Trust Company, National Association, serves as collateral agent, securities intermediary and collateral administrator, and Stone Point Credit Income Adviser LLC, a Delaware limited liability company and investment adviser to the Fund (the “Adviser”), serves as portfolio manager under the ABL Credit Facility. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the ABL Credit Facility.

The initial committed amount of the ABL Credit Facility at closing is $380 million, and the ABL Credit Facility has an additional discretionary accordion feature, subject to JPM’s consent and the satisfaction of applicable conditions, which could increase total commitments under the ABL Credit Facility to up to $1 billion. All amounts outstanding under the ABL Credit Facility must be repaid by January 22, 2030.

Advances under the ABL Credit Facility bear interest at a per annum rate equal to the applicable Reference Rate plus the Applicable Margin for Advances of 2.20% per annum (or 2.3193% per annum in the case of Advances denominated in GBP), in each case subject to increase in accordance with Section 3.01(b) of the ABL Credit Facility.

In connection with the ABL Credit Facility, the SPV has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The ABL Credit Facility contains customary events of default for similar financing transactions, including if a change of control of the SPV occurs. Upon the occurrence and during the continuation of an event of default, JPM may declare the outstanding advances and all other obligations under the ABL Credit Facility immediately due and payable.

The description above is only a summary of the material provisions of the ABL Credit Facility and is qualified in its entirety by reference to the full text of the ABL Credit Facility, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Subline Credit Facility

On July 17, 2026, the Fund entered into a senior secured credit facility (the “Subline Credit Facility”) with JPM, as administrative agent and lender. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Subline Credit Facility.

The initial committed amount of the Subline Credit Facility at closing is $210 million. All amounts outstanding under the Subline Credit Facility must be repaid by July 17, 2028.

Advances under the Subline Credit Facility bear interest at a per annum rate equal to the applicable Reference Rate plus the Applicable Margin for Advances of 2.05% per annum (or 2.1693% per annum in the case of Advances denominated in GBP), in each case subject to increase in accordance with Section 3.01(b) of the Subline Credit Facility.

The SPV’s obligations to the lenders under the Subline Credit Facility are secured by, inter alia, the Fund’s right, title and interest in the Fund Collateral, which consists of the uncalled capital commitments of the Fund’s investors and related capital call rights and accounts of the Fund, and similar rights with respect to Stone Point Credit Income Feeder Fund, L.P., a Cayman Islands exempted limited partnership that has made and makes certain capital commitments to the Fund. The obligations of the Fund under the Subline Credit Facility are non-recourse to the Fund, and the Fund’s exposure under the Subline Credit Facility is limited to the Fund’s uncalled capital commitments and the Fund Collateral.

In connection with the Subline Credit Facility, the Fund has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Subline Credit Facility contains customary events of default for similar financing transactions, including if a change of control of the Fund occurs.

The description above is only a summary of the material provisions of the Subline Credit Facility and is qualified in its entirety by reference to the full text of the Subline Credit Facility, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amended and Restated Loan and Security Agreement, dated as of July 17, 2026, among SPCIF Funding I LLC, as borrower; Stone Point Credit Income Adviser LLC, as portfolio manager; The Bank of New York Mellon Trust Company, National Association, as collateral agent, securities intermediary, and collateral administrator; and JPMorgan Chase Bank, National Association, as administrative agent and lender.*

10.2	Loan Agreement, dated as of July 17, 2026, among Stone Point Credit Income Fund, as borrower; Stone Point Credit Income Adviser LLC, as portfolio manager; and JPMorgan Chase Bank, National Association, as administrative agent and lender.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stone Point Credit Income Fund

Dated: July 23, 2026	By:	/s/ Steven P. Henke
	Name:	Steven P. Henke
	Title:	Chief Financial Officer